UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 8, 2014 (July 7, 2014)

Investors Capital Holdings, Ltd.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-43664 (Commission File Number)	04-3284631 (IRS Employer Identification No.)

Six Kimball Lane, Suite 150
Lynnfield, MA 01940
(Address of principal executive offices)

 Registrant’s telephone number, including area code:  (800) 949-1422

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 8, 2014, Investors Capital Holdings, Ltd., or “ICH,” a Delaware corporation, issued a press release announcing the preliminary results of the elections made by ICH stockholders, pursuant to the terms of the Agreement and Plan of Merger, dated as of October 27, 2013, as amended as of February 28, 2014, referred to as the “merger agreement,” by and among ICH, RCS Capital Corporation, or “RCAP,” a Delaware corporation, and Zoe Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of RCAP, regarding the form of consideration they wished to receive in connection with RCAP’s proposed acquisition of ICH.

The foregoing description is qualified in its entirety by reference to the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 8, 2014, issued by Investors Capital Holdings, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

Date: July 8, 2014	/s/ Timothy B. Murphy
Name: Timothy B. Murphy
Title: President and Chief Executive Officer